UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2023

ABSCI CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-40646	85-3383487
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
18105 SE Mill Plain Blvd
Vancouver, WA 98683
(Address of principal executive offices, including zip code)
(360) 949-1041
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ABSI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On December 20, 2023, Absci Corporation (the “Company”) issued a press release titled “Absci and PrecisionLife Announce Strategic R&D Partnership to Jointly Develop AI-Enabled Drug Pipeline.” A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. With this new partnership, the Company has now signed ten new Active Programs this year, achieving its outlook for 2023.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Absci Corporation on December 20, 2023

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Absci Corporation

Date: December 20, 2023	By:	/s/ Sean McClain
Sean McClain
Founder and CEO